                                                                     EXHIBIT 4.3

                    THIRD SUPPLEMENTAL INDENTURE dated as of May 17, 1995,
               between CINCINNATI MILACRON INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and BANKAMERICA NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK), a corporation existing under the laws of the State of New York (the "Trustee"), as trustee under an Indenture (the "Original Indenture") dated as of July 1, 1985, between the Company and the Trustee, as supplemented by a supplemental indenture (the "First Supplemental Indenture") dated as of February 26, 1987, and a supplemental indenture (the "Second Supplemental Indenture") dated as of March 16, 1994 (as so supplemented, the "Indenture").


          WHEREAS the Company heretofore has executed and delivered to the Trustee the Indenture to provide for the issuance of its Debentures (as that term is defined in the Original Indenture);

          WHEREAS the Company heretofore has issued its 12% Sinking Fund Debentures due July 15, 2010 (the "Debentures Due 2010"), in the aggregate principal amount of $75,000,000, as provided in the Original Indenture;

          WHEREAS the Company heretofore has issued its 8-3/8% Notes Due 1997 (the "Notes Due 1997"), in the aggregate principal amount of $60,000,000, as provided in the First Supplemental Indenture;

          WHEREAS the Company heretofore has issued its 8-3/8% Notes Due 2004 (the "Notes Due 2004"), in the aggregate principal amount of $115,000,000 as provided in the Second Supplemental Indenture;

          WHEREAS Section 4.03 and Section 13.01 of the Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of setting forth the terms of the Debentures of any series in addition to the Debentures Due 2010;

          WHEREAS the Company desires to create a new series of Debentures to be designated the 7-7/8% Notes Due 2000 (the "Notes Due 2000");

          WHEREAS all action on the part of the Company necessary to authorize the issuance under the Indenture of the Notes Due 2000 in the aggregate principal amount of $100,000,000 has been taken;

          WHEREAS the Notes Due 2000 and the Trustee's certificate of authentication to be borne by the Notes Due 2000 are to be substantially in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D;

          WHEREAS all acts and things necessary to make the Notes Due 2000, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the legal, valid and binding obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution and delivery of this Third Supplemental Indenture and the creation and issuance under the Indenture of the Notes Due 2000 in an aggregate principal amount not to exceed $100,000,000 have in all respects been duly authorized;

          WHEREAS the Company and the Trustee desire to join in the execution and delivery of this Third Supplemental Indenture in order to amend certain provisions of and Exhibits to the Indenture as set forth herein;

          WHEREAS Section 13.01 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee, without the consent of any holder of Debentures, to make provisions with respect to matters or questions arising under the Indenture which shall not adversely affect the interests of the holders of Debentures;

          WHEREAS the Company has determined that this Third Supplemental Indenture complies with Section 13.01 of the Indenture and does not require the consent of any holders of Debentures;

          WHEREAS the Company has furnished the Trustee with an Opinion of Counsel complying with the requirements of Section 4.03 of the Indenture to the effect that, among other things, execution of this Third Supplemental Indenture is authorized or permitted by the Indenture, and with an

Officer's Certificate complying with the requirements of Section 4.03 of the Indenture, and has delivered to the Trustee a certified resolution authorizing the execution and delivery of this Third Supplemental Indenture, together with such other documents as may have been required by Section 4.03 of the Indenture.


          NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE


                             W I T N E S S E T H :


          That in order to (i) amend certain provisions of and Exhibits to the Indenture and (ii) declare the terms and conditions upon which the Notes Due 2000 are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes Due 2000 by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Notes Due 2000, as follows and of all holders of Debentures:


                                   ARTICLE I

                          Amendments to the Indenture
                          ---------------------------

          SECTION 1.01. The Indenture is hereby amended to delete existing Exhibit E, Exhibit F, Exhibit G, Exhibit H and Exhibit I and to add as Exhibits to the Indenture new Exhibit E, Exhibit F, Exhibit G, Exhibit H, Exhibit I and Exhibit J attached hereto.

          SECTION 1.02. Section 2.05 of the Indenture is amended to (i) in paragraph (f), change the reference to "clauses (b) through (e)" to "clauses (b) through (h)" and redesignate such paragraph (f) as paragraph (i), (ii) redesignate paragraph (g) as paragraph (j) and (iii) add new paragraphs (f), (g) and (h) as follows:

          "(f)  Regulation S Global Note or U.S. Global Note to Definitive
                ----------------------------------------------------------
     Debenture.  If a holder of a beneficial interest in the Regulation S Global
     ----------
     Note or the U.S.

     Global Note deposited with the Depository wishes at any time to transfer its interest in such Regulation S Global Note or U.S. Global Note to a person who is required to take delivery thereof in the form of a Definitive Debenture, such holder may, subject to the rules and procedures of Euroclear or Cedel or the Depository, as the case may be, and to the requirements set forth in the following sentence, cause the exchange of such interest for one or more Definitive Debentures of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as transfer agent, at its office in the City of New York of (1) instructions from Euroclear or Cedel or the Depository, as the case may be, directing the Trustee, as transfer agent, to authenticate and deliver one or more Definitive Debentures of the same aggregate principal amount as the beneficial interest in the Regulation S Global Note or U.S. Global Note to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Definitive Debentures to be so issued and appropriate delivery instructions, (2) a certificate in the form of Exhibit J attached hereto given by the person or persons acquiring the Definitive Debentures being transferred, to the effect set forth therein, and (3) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then Euroclear or Cedel, if applicable, or the Trustee, as transfer agent, as the case may be, shall instruct the Depository, its nominee or the custodian for the Depository, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note or U.S. Global Note, as the case may be, by the aggregate principal amount of the beneficial interest therein to be transferred and the Trustee, as transfer agent, shall instruct the Depository, concurrently with such reduction, to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Note or U.S. Global Note that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Debentures of the same aggregate principal amount in accordance with the instructions referred to above.


          (g) Definitive Debenture to Regulation S Global Note or U.S. Global
              ---------------------------------------------------------------
     Note.  If a holder of a Definitive Debenture wishes at any time to transfer
     -----
     such Definitive Debenture to a person who is required to take delivery thereof in the form of an interest in a Regulation S Global Note or U.S. Global Note, such holder may, subject to the rules and procedures of Euroclear or Cedel or the Depository, as the case may be, cause the transfer of such Definitive Debenture for an equivalent beneficial interest in the Regulation S Global Note or U.S. Global Note. Upon receipt by the Trustee, as transfer agent, at its office in the City of New York of (1) such Definitive Debenture, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note or U.S. Global Note, as the case may be, equal to the principal amount of the Definitive Debenture to be transferred, such instructions to contain information regarding the participant account with the Depository to be credited with such increase and (3) a certificate in the form of Exhibit F attached hereto (in the event that the transfer is to the Regulation S Global Note) or in the form of Exhibit G attached hereto (in the event that the transfer is to the U.S. Global Note), then the Trustee, as transfer agent, shall cancel or cause to be cancelled such Definitive Debenture and shall instruct the Depository to increase or cause to be increased such Regulation S Global Note or U.S. Global Note, as the case may be, by the aggregate principal amount of the beneficial interest in the Definitive Debenture to be transferred and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Note or U.S. Global Note, as the case may be, equal to the principal amount of the Definitive Debenture so cancelled.

          (h)  Definitive Debenture to Definitive Debenture.  If a holder of a
               ---------------------------------------------
     Definitive Debenture wishes at any time to transfer such Definitive Debenture to a person who is required to take delivery thereof in the form of a Definitive Debenture, such holder may, subject to the restrictions on transfer set forth herein and in such Definitive Debenture, cause the transfer of such Definitive Debenture for one or more Definitive Debentures of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as transfer agent, at its office in The City of New York of (1) such Definitive Debenture, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, as transfer agent, to authenticate and deliver one or more Definitive Debentures of the same aggregate principal amount as the Definitive Debenture to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Definitive Debentures to be so issued and appropriate delivery instructions, (3) a certificate in the form of Exhibit J attached hereto given by the person or persons acquiring the Definitive Debentures being transferred, to the effect set forth therein, and (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as transfer agent, shall cancel or cause to be cancelled such Definitive Debenture and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Debentures of the same aggregate principal amount in accordance with the instructions referred to above."

          SECTION 1.03. Section 2.09(a)(i) of the Indenture is amended to delete the words "and Accredited Investors" from the first sentence thereof.

          SECTION 1.04. Section 2.09(c) of the Indenture is amended to (i) redesignate paragraph (i) as paragraph (ii), (ii) redesignate paragraph (ii) as paragraph (iii), (iii) redesignate paragraph (iii) as paragraph (iv), (iv) redesignate paragraph (iv) as paragraph (v), (v) redesignate paragraph (v) as paragraph (vi) and (vi) add a new paragraph (i) as follows:

          "(i) Except as otherwise specified in this Section 2.09(c), owners of beneficial interests in global Notes will not be entitled to receive physical delivery of certificated securities. Debentures initially offered and sold to persons who are not Qualified Institutional Buyers and did not purchase pursuant to Regulation S, will receive Definitive Debentures in the form of Exhibit D to the Third Supplemental Indenture; provided, however, that upon
                                                    --------  -------
     transfer of such Definitive Debenture to a Qualified Institutional Buyer or in accordance with Regulation S, such Definitive Debenture will, unless the U.S. Global Note or Regulation S Global Note, as applicable, has previously been exchanged, be exchanged for an interest in such U.S. Global Note or Regulation S Global Note, as the case may be, pursuant to the provisions of
     Section 2.05 hereof."


                                   ARTICLE II

                           The 7-7/8% Notes Due 2000
                           -------------------------

          SECTION 2.01.  Specific Title and Terms.  The Debentures shall be
                         -------------------------
known and designated as the "7-7/8% Notes Due 2000" of the Company (the "Notes Due 2000").

          The aggregate principal amount of the Notes Due 2000 which may be authenticated and delivered under the Indenture is limited to $100,000,000, except for Notes Due 2000 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes Due 2000 as provided in the Indenture. The stated maturity of the Notes Due 2000 shall be May 15, 2000, and they shall bear interest as set forth below, at the rate per annum set forth in the preceding paragraph, until the principal thereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest rate may also be subject to increase, upon written notice to the Trustee from the Company, pursuant to the terms of the Exchange Registration Rights Agreement dated as of May 10, 1995, between the Company and CS First Boston Corporation.

          Each Note Due 2000 shall be dated the date of its authentication and, except as otherwise provided in this Section, shall bear interest, payable semiannually on May 15 and November 15 of each year, from the May 15 or November 15, as the case may be, next preceding the date of such Note Due 2000 to which interest on the Notes Due 2000 has been paid, unless no interest has been paid on the Notes Due 2000, in which case from the date on which such Note Due 2000 was originally issued, until payment of the principal amount of such Note Due 2000 has been made or duly provided for; provided, however, that the first such date on which any such
              --------  -------
interest shall be paid shall be November 15, 1995; provided, further, that, if
                                                   --------  -------
the Company shall default in the payment of the interest due on such interest payment date, then all such Notes Due 2000 shall bear interest from the May 15 or November 15, as the case may be, next preceding such interest payment date to which interest has been paid or duly provided for, unless no interest has been paid on the Notes Due 2000, in which case from the date on which the Notes Due 2000 are originally issued.

          The regular record date for the payment of the interest payable and punctually paid or duly provided for on any interest payment date shall be the close of business on the May 1 or November 1 (whether or not a business day), as the case may be, next preceding such interest payment date.

          Interest shall be calculated on the basis of a 360-day year of twelve 30-day months. The Notes Due 2000 are exchangeable but not redeemable.

          The person in whose name any Note Due 2000 is registered at the regular record date with respect to an interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note Due 2000, upon any registration of transfer or exchange thereof subsequent to such regular record date and prior to such interest payment date; provided, however, that if and to the extent the Company
                       --------  -------
shall default in the payment of the interest due on any interest payment date, such defaulted interest shall be paid to the person in whose name such Note Due 2000 is registered at the close of business on a special record date for the payment of such defaulted interest established by notice to the registered holders of such Notes Due 2000 not less than 15 days preceding such special record date.

          The principal of and interest on the Notes Due 2000 shall be payable at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that interest may be paid, at the option
                   --------  -------
of the Company, by check mailed to the person entitled thereto at his address last appearing on the register of the Company.

          SECTION 2.02.  Denominations.  The Notes Due 2000 shall be issuable
                         --------------
(i) in fully registered form without coupons in the denominations of $1000 or any multiple thereof or (ii) in the form of one or more global Notes registered in the name of the Depository or its nominee.


                                  ARTICLE III

                                 Miscellaneous
                                 -------------

          SECTION 3.01.  Execution of Supplemental Indenture.  This Third
                         ------------------------------------
Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and, as provided in the Indenture, this Third Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture.

          SECTION 3.02.  Responsibility for Recitals, Etc.  The recitals herein
                         ---------------------------------
and in the Notes Due 2000 (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the Notes Due 2000. The Trustee shall not be accountable for the use by the Company of the Notes Due 2000 or the proceeds thereof.

          SECTION 3.03.  Provisions Binding on Company Successors.  All the
                         -----------------------------------------
covenants, stipulations, promises and agreements contained in this Third Supplemental Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 3.04.  New York Contract.  This Third Supplemental Indenture
                         ------------------
and each Note Due 2000 shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

          SECTION 3.05.  Execution in Counterparts.  This Third Supplemental
                         --------------------------
Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, Cincinnati Milacron Inc. has caused this Third Supplemental Indenture to be signed and acknowledged by its Chairman of the Board of Directors, its President, one of its Vice Presidents or its Treasurer and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant

Secretaries, and BankAmerica National Trust Company, as Trustee, has caused this Third Supplemental Indenture to be signed and acknowledged by one of its Vice Presidents or Corporate Trust Officers, has caused its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Secretaries, all as of the day and year first written above.


                              CINCINNATI MILACRON INC.,

                                by
                                        /s/ Ronald D. Brown
                                       -------------------------
                                       Name:  Ronald D. Brown
                                       Title:  Vice President-
                                               Finance
[Seal]

Attest:


    /s/ Wayne F. Taylor
  ---------------------
  Name:  Wayne F. Taylor
  Title:  Secretary


                              BANKAMERICA NATIONAL TRUST COMPANY,

                                by
                                        /s/ Geovanni Barris
                                       --------------------
                                       Name:  Geovanni Barris
                                       Title:  Assistant Vice
                                               President
[Seal]

Attest:


    /s/ John P. McGurn
  --------------------
  Name:  John P. McGurn
  Title:  Assistant Vice
          President

STATE OF Ohio           )
                        )  ss.:
CITY OF  Hamilton       )


          On the 15th day of May, 1995, before me personally came Ronald D.
                 ----                                             ---------
Brown to me known, who, being by me duly sworn, did depose and say that he is
- -----
Vice President-Finance of Cincinnati Milacron Inc., one of the corporations
- ----------------------
described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is said corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


(Seal)
                                                       /s/ Gloria E. Lucas
                                                     -------------------------
                                                           Notary Public



STATE OF New York       )
                        )  ss.:
COUNTY OF New York      )


          On the 16th day of May, 1995, before me personally came Geovanni
                 ----                                             --------
Barris to me known, who, being by me duly sworn, did depose and say that he or
- ------
she is a Assistant Vice President of BankAmerica National Trust Company, one of
         ------------------------
the corporations described in and which executed the above instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to said instrument is said corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he or she signed his or her name thereto by like authority.


(Seal)
                                                       /s/ Robert Lau
                                                     -------------------------
                                                           Notary Public

                                   EXHIBIT A
                                   ---------


                           [FORM OF U.S. GLOBAL NOTE]

          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY"), NOMINEES OF THE DEPOSITORY OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THIS GLOBAL NOTE.

          UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

                                  $100,000,000

                            CINCINNATI MILACRON INC.
                             7-7/8% NOTES DUE 2000

                                U.S. GLOBAL NOTE


CUSIP NO.: 172172 AF5                                           PRINCIPAL AMOUNT
                                                                     REPRESENTED
                                                                    $100,000,000


     CINCINNATI MILACRON INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any
                                        -------
successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as the nominee of The Depository Trust Company (the "Depository"), or registered assigns, the principal sum of
                    ----------
ONE HUNDRED MILLION DOLLARS ($100,000,000) (or such lesser amount as shall be the outstanding principal amount of this U.S. Global Note shown in Schedule A
                                                                   ----------
hereto) on May 15, 2000 (the "Stated Maturity"), and to pay interest thereon
                              ---------------
semiannually in arrears on each May 15 and November 15 (each, an "Interest
                                                                  --------
Payment Date"), beginning November 15, 1995, and at maturity, from the later of
- ------------
May 17, 1995, or the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7-7/8% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and on any overdue installments of interest (to the extent that the payment of such interest shall be legally enforceable). The interest rate may also be subject to increase pursuant to the terms of the Exchange Registration Rights Agreement dated as of May 10, 1995 between the Company and CS First Boston Corporation.

     This security is the U.S. Global Note issued on the date hereof which represents 100% of the principal face amount of the Company's 7-7/8% Notes Due 2000 (the "Notes") offered and sold in the United States to Qualified
           -----
Institutional Buyers. This U.S. Global Note is one of the duly authorized issues of securities of the Company (the "Debentures"), issued or to be issued
                                          ----------
in one or more series under the Indenture dated as of July 1, 1985 between the Company and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as supplemented by the First Supplemental Indenture dated as of February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995 (the "Indenture"), to which Indenture reference is hereby made for a statement of the
 ---------
respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the holders of the Debentures and of the terms upon which the

Debentures are, and are to be, authenticated and delivered and transferred. All terms used in this U.S. Global Note which are not defined herein shall have the meanings assigned to them in the Indenture.

     The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this U.S. Global Note is registered at the close of business on the fifteenth day immediately preceding such Interest Payment Date, or at 5:00 p.m., New York City time, on such fifteenth day, if such fifteenth day is not a Business Day (the "Regular Record Date"). "Business Day" with respect to the Debentures means any
 -------------------
day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by the law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date by virtue of such Person having been such holder, and may either be paid to the Person in whose name this U.S. Global Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice of which having been given to each holder of Debentures of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this U.S. Global Note will be made by the Company to the Trustee, and if such payments are made by the Company, the Trustee in turn will make such payments to the Depository.

     Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

     The Notes are not subject to redemption prior to Stated Maturity.

     If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Debentures of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Debentures of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of not less than 50% in aggregate principal amount of the Debentures of any series at the time Outstanding, on behalf of the holders of all the Debentures of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holders of this U.S. Global Note shall be conclusive and binding upon such holders and upon all future holders of interests in this U.S. Global Note and of any U.S. Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this U.S. Global Note.

     Holders of Debentures may not enforce their rights pursuant to the Indenture or the Debentures except as provided in the Indenture. No reference herein to the Indenture and no provision of this U.S. Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this U.S. Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Interests in this U.S. Global Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Note or a Regulation S Global Note (each as defined in the Indenture), in each case of the same Series, only if such exchange or transfer complies with the Indenture.

     Under certain conditions set forth in the Indenture, interests in this U.S. Global Note are exchangeable in whole or in part for duly executed and issued Definitive Debentures in the form of Exhibit D to the Third Supplemental Indenture.

     The statements set forth in the legend, if any, set forth hereon are an integral part of the terms of this U.S. Global Note and by acceptance hereof each holder of this U.S. Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this U.S. Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this U.S. Global Note is registered as the owner hereof for all purposes, whether or not this U.S. Global Note shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this U.S. Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3), OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", IN EACH CASE FOR A

MINIMUM PURCHASE PRICE OF NOT LESS THAN $500,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 17, 1995

                                                       CINCINNATI MILACRON INC.,


                                                       by_______________________
                                                            Name:
                                                            Title:


Corporate Seal



Attest:


     by_______________________
       Name:
       Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the U.S. Global Notes issued under the within-mentioned Indenture.

BANKAMERICA NATIONAL TRUST COMPANY, as Trustee

     by_______________________
        Authorized Signatory

                            CERTIFICATE OF TRANSFER

     To transfer or assign this Note, fill in the form below:

I or we transfer and assign this Note to

_________________________________________________________________
                (Insert assignee's tax I.D. number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
      (Print or Type assignee's name, address and zip code)

and irrevocably appoint _____________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:_____________       Your signature:_________________________

                                   SCHEDULE A
                                   ----------

                             SCHEDULE OF EXCHANGES
                             ---------------------


The following exchanges of Notes for Notes represented by this U.S. Global Note have been made:

                                Change in
Principal                       principal       Principal
Amount of this                  amount of this  amount of this
U.S. Global                     U.S. Global     U.S. Global     Notation made
Note as of May   Date exchange  Note due to     Note following  by or on behalf
17, 1995             made       exchange        such change     of the Company
- --------------   -------------  --------------  --------------  ---------------
$100,000,000

                                   EXHIBIT B
                                   ---------



                        [FORM OF TEMPORARY GLOBAL NOTE]



     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

     THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A REGULATION S GLOBAL NOTE. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

                                 $100,000,000

                            CINCINNATI MILACRON INC.
                                 NOTES DUE 2000

                             TEMPORARY GLOBAL NOTE


ISIN NO.: USU 1716 PAB 05                                       PRINCIPAL AMOUNT
                                                                     REPRESENTED
                                                                    $100,000,000


     CINCINNATI MILACRON INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any
                                        -------
successor corporation under the Indenture), for value received, hereby promises to pay to CEDE & Co., as the nominee of The Depository Trust Company (the "Depository"), or registered assigns, the principal sum of ONE HUNDRED MILLION
 ----------
DOLLARS ($100,000,000) (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto) on
                                                        ----------
May 15, 2000 ("Stated Maturity"), and to pay interest thereon semiannually in
               ---------------
arrears on each May 15 and November 15 (each, an "Interest Payment Date"),
                                                  ---------------------
beginning November 15, 1995, and at maturity, from May 17, 1995, or the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7-7/8% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installments of interest. The interest rate may also be subject to increase pursuant to the terms of the Exchange Registration Rights Agreement dated as of May 10, 1995, between the Company and CS First Boston Corporation.

     This security is the Temporary Global Note issued on the date hereof which represents 100% of the principal face amount of the Company's 7-7/8% Notes Due 2000 (the "Notes") offered and sold in reliance on Regulation S. Such Temporary
           -----
Global Note is one of the duly authorized issues of securities of the Company (the "Debentures"), issued or to be issued in one or more series under the
      ----------
Indenture dated as of July 1, 1985 between the Company and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as supplemented by the First Supplemental Indenture dated as of February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995 (the "Indenture"), to which Indenture
                                         ---------
reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. All terms used in this Temporary Global Note which are not defined herein shall have the meanings assigned to them in the Indenture.

     The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Temporary Global Note is registered at the close of business on the fifteenth day immediately preceding such Interest Payment Date, or at 5:00 p.m., New York City time, on such fifteenth day, if such fifteenth day is not a Business Day (the "Regular Record Date"). "Business Day" with respect to the Debentures
      -------------------
means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by the law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date by virtue of such Person having been such holder, and may either be paid to the Person in whose name this Temporary Global Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice of which having been given to each holder of Notes not less than 15 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this Temporary Global Note will be made by the Company to the Trustee, and if such payments are made by the Company, the Trustee in turn will make such payments to the Depository.

     Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

     Prior to expiration of the "40 day restricted period" (as defined in Rule 901 of Regulation S under the Securities Act) (the "40-day restricted period"),
                                                    ------------------------
payments (if any) on this Temporary Global Note will only be paid to the bearer hereof to the extent that there is presented by Cedel or Euroclear to the Trustee a certificate, substantially in the form set out in

Exhibit H to the Indenture, to the effect that it has received from or in
- ---------
respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit I to the Indenture.
                                                    ---------
After the 40-day restricted period, the holder of this Temporary Global Note will not be entitled to receive any payment hereon.

     On or after the 40-day restricted period, interests in this Temporary Global Note may be exchanged (free of charge) for interests in the Regulation S Global Note in the form of Exhibit C to the Third Supplemental Indenture upon
                           ---------
presentation of this Temporary Global Note by the bearer hereof at the office to the Trustee at an office outside the United States of America, its territories and possessions. The Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit H to the Indenture, to
                                                  ---------
the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit I to the Indenture.
                             ---------

     If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all of the Debentures of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Debentures of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of not less than 50% in aggregate principal amount of the Debentures of any series at the time Outstanding, on behalf of the holders of all the Debentures of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of a beneficial interest in this Temporary Global Note shall be conclusive and binding upon such holder and upon all future holders of this Temporary Global Note and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Temporary Global Note.

     Holders of Debentures may not enforce their rights pursuant to the Indenture or the Debentures except as provided in the

Indenture. No reference herein to the Indenture and no provision of this Temporary Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Temporary Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Interests in this Temporary Global Note are exchangeable or transferable in whole or in part for interests in a U.S. Global Note or a Regulation S Global Note (each as defined in the Indenture), in each case of the same Series, only if such exchange or transfer complies with the Indenture.

     On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee. Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel.

     The statements set forth in the legend, if any, set forth hereon are an integral part of the terms of this Temporary Global Note and by acceptance hereof each holder of this Temporary Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Temporary Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Temporary Global Note is registered as the owner hereof for all purposes, whether or not this Temporary Global Note shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Temporary Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE FOR A MINIMUM PURCHASE PRICE OF NOT LESS THAN $500,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 17, 1995

                                                       CINCINNATI MILACRON INC.,


                                                       by_______________________
                                                            Name:
                                                            Title:


Corporate Seal



Attest:


     by_______________________
       Name:
       Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the Temporary Global Notes issued under the within-mentioned Indenture.

BANKAMERICA NATIONAL TRUST COMPANY, as Trustee

     by_______________________
        Authorized Signatory

                            CERTIFICATE OF TRANSFER

     To transfer or assign this Note, fill in the form below:

I or we transfer and assign this Note to

_________________________________________________________________
               (Insert assignee's tax I.D. number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
      (Print or Type assignee's name, address and zip code)

and irrevocably appoint _____________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:_____________       Your signature:_________________________

                                   SCHEDULE A
                                   ----------

                             SCHEDULE OF EXCHANGES
                             ---------------------


The following exchanges of Notes for Notes represented by this Temporary Global Note have been made:


Principal                 Change in         Principal        Notation
Amount of this            principal         amount of this   made
Temporary                 amount of this    Temporary        by or on
Global Note as     Date   Temporary         Global           behalf of
of May 17,      Exchange  Global Note       Note following   the
1995               made   due to exchange   such change      Company
- --------------  --------  ---------------   --------------   ---------
$0

                                   EXHIBIT C
                                   ---------



                       [FORM OF REGULATION S GLOBAL NOTE]


     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

     THIS NOTE IS A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE UNDER CERTAIN LIMITED CIRCUMSTANCES FOR DEFINITIVE NOTES. THE RIGHTS ATTACHING TO THIS PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED.

                                  $100,000,000

                            CINCINNATI MILACRON INC.
                                 NOTES DUE 2000

                            REGULATION S GLOBAL NOTE


ISIN NO.:  USU 1716 PAB 05                                      PRINCIPAL AMOUNT
                                                                     REPRESENTED
                                                                    $100,000,000


     CINCINNATI MILACRON INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any
                                        -------
successor corporation under the Indenture), for value received, hereby promises to pay to CEDE & Co., as the nominee of The Depository Trust Company (the "Depository"), or registered assigns, the principal sum of ONE HUNDRED MILLION
 ----------
DOLLARS ($100,000,000) (or such lesser amount as shall be the outstanding principal amount of this Regulation S Global Note shown in Schedule A hereto) on
                                                           ----------
May 15, 2000 (the "Stated Maturity Date"), and to pay interest thereon
                   --------------------
semiannually in arrears on each May 15 and November 15 (each, an "Interest
                                                                  --------
Payment Date"), beginning November 15, 1995, and at maturity, from May 17, 1995
- ------------
or the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7-7/8% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installments of interest. The interest rate may also be subject to increase pursuant to the terms of the Exchange Registration Rights Agreement dated as of May 10, 1995 between the Company and CS First Boston Corporation.

     This security is the Regulation S Global Note issued on the date hereof which represents 100% of the principal face amount of the Company's 7-7/8% Notes Due 2000 (the "Notes") deposited on behalf of the purchasers of the Notes with
               -----
the custodian for the Depository for credit to their respective accounts at Euroclear or Cedel. Such Regulation S Global Note is one of the duly authorized issues of securities of the Company (the "Debentures"), issued or to be issued
                                          ----------
in one or more series under the Indenture dated as of July 1, 1985 between the Company and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as supplemented by the First Supplemental Indenture dated as of February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995 (the "Indenture"), to which Indenture reference is hereby made for a statement of the
 ---------
respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. All terms used in this Regulation S Global Note which are not defined herein shall have the meanings assigned to them in the Indenture.

     The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Regulation S Global Note is registered at the close of business on the fifteenth day immediately preceding such Interest Payment Date, or at 5:00 p.m., New York City time, on such fifteenth day, if such fifteenth day is not a Business Day (the "Regular Record Date"). "Business Day" with respect to the Debentures
      -------------------
means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by the law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date by virtue of such Person having been such holder, and may either be paid to the Person in whose name this Regulation S Global Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice of which having been given to each holder of Notes not less than 15 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and interest on this Regulation S Global Note will be made by the Company to the Trustee, and if such payments are made by the Company, the Trustee in turn will make such payments to the Depository.

     Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

     The Notes represented by this Regulation S Global Note were originally represented by a Temporary Global Note.

     Interests in this Regulation S Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Regulation S Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes, other than with respect to the payment of principal and interest and other amounts payable on this Regulation S Global Note, the right to which shall (except as provided below) be vested, as against the Trustee and the paying agents, solely in the bearer of this Regulation S Global Note. For purposes of this Regulation S Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Regulation S Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence).

     If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Notwithstanding any provision to the contrary contained in this Regulation S Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that upon the occurrence and continuance of an Event of Default, each holder or its successor or assigns may without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Regulation S Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Regulation S Global Note; provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Debentures of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of not less than 50% in aggregate principal amount of the Debentures of any series at the time Outstanding, on behalf of the holders of all the Debentures of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Regulation S Global Note shall be conclusive and binding upon such holder and upon all future holders of this Regulation S Global Note and of any Debentures issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Regulation S Global Note.

     Holders of Debentures may not enforce their rights pursuant to the Indenture or the Debentures except as provided in the Indenture. No reference herein to the Indenture and no provision of this Regulation S Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Regulation S Global Note at the times, place and rate, and in the coin or currency, herein prescribed.

     Interests in this Regulation S Global Note are exchangeable or transferable in whole or in part for interests in a U.S. Global Note (as defined in the Indenture) of the same Series, only if such exchange or transfer complies with the Indenture.

     Under certain conditions set forth in the Indenture, interests in this Regulation S Global Note are exchangeable in whole or in part for duly executed and issued Definitive Debentures in the form of Exhibit D to the Third Supplemental Indenture.

     The statements set forth in the legend, if any, set forth hereon are an integral part of the terms of this Regulation S Global Note and by acceptance hereof each holder of this Regulation S Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Regulation S Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Regulation S Global Note is registered as the owner hereof for all purposes, whether or not this Regulation S Global Note shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Regulation S Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3), OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR, IN EACH CASE FOR A MINIMUM PURCHASE PRICE OF NOT LESS THAN $500,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY

THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 17, 1995

                                                       CINCINNATI MILACRON INC.,


                                                       by_______________________
                                                            Name:
                                                            Title:


Corporate Seal



Attest:


     by_______________________
       Name:
       Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the Regulation S Global Notes issued under the within-mentioned Indenture.

BANKAMERICA NATIONAL TRUST COMPANY, as Trustee

     by_______________________
        Authorized Signatory

                            CERTIFICATE OF TRANSFER

     To transfer or assign this Note, fill in the form below:

I or we transfer and assign this Note to

_________________________________________________________________
                (Insert assignee's tax I.D. number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
      (Print or Type assignee's name, address and zip code)

and irrevocably appoint _____________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:_____________       Your signature:_________________________

                                   SCHEDULE A
                                   ----------

                             SCHEDULE OF EXCHANGES
                             ---------------------


The following exchanges of Notes for Notes represented by this Regulation S Global Note have been made:

                               Change in
Principal                      principal       Principal
Amount of this                 amount of this  amount of this
Regulation S                   Regulation S    Regulation S
Global Note as                 Global Note     Global Note     Notation made
of May 17,      Date exchange  due to          following       by or on behalf
1995                made       exchange        such change     of the Company
- --------------  -------------  --------------  --------------  ---------------
$0

                                   EXHIBIT D
                                   ---------

                         [FORM OF DEFINITIVE DEBENTURE]

            (Form of Face of Definitive Debenture due May 15, 2000)

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3), OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR, IN EACH CASE FOR A MINIMUM PURCHASE PRICE NOT LESS THAN $500,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           *     *     *     *     *

R                                                          CUSIP NO.: 172172 AF5
                                             See Reverse for Certain Definitions

                            CINCINNATI MILACRON INC.
                             7-7/8% NOTES DUE 2000


          CINCINNATI MILACRON INC., a Delaware corporation, hereby promises to
pay to [           ], or its registered assigns, the principal sum of
[          ] DOLLARS on May 15, 2000.

Interest Payment Dates: May 15 and November 15.
Record Dates: May 1 and November 1.

          Additional provisions of this Security are set forth on the other side of this Security.


Dated:

                                      CINCINNATI MILACRON INC.,


                                      by _______________________
                                         Chairman


[Seal]



Attest


_______________________
Secretary


                         CERTIFICATE OF AUTHENTICATION

          This Security is one of the Definitive Debentures issued under the within-mentioned Indenture.


BANKAMERICA NATIONAL TRUST COMPANY, as Trustee


by _______________________

          (Form of Reverse of Definitive Debenture Due May 15, 2000)


                            CINCINNATI MILACRON INC.
                             7-7/8% Notes Due 2000


          1. CINCINNATI MILACRON INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term
                                                       -------
includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay interest on the principal amount of this Security semiannually in arrears on each May 15 and November 15 (each, an

"Interest Payment Date"), beginning November 15, 1995, and at maturity, from the
 ---------------------
later of May 17, 1995 or the most recent Interest Payment Date on which interest has been paid or duly provided for, at the rate of 7-7/8% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and on any overdue installments of interest (to the extent that the payment of such interest shall be legally enforceable). The interest rate may also be subject to increase pursuant to the terms of the Exchange Registration Rights Agreement dated as of May 10, 1995, between the Company and CS First Boston Corporation.

          2. This Security is one of the duly authorized issues of securities of the Company (the "Debentures"), issued or to be issued in one or more series
                     ----------
under the Indenture dated as of July 1, 1985 between the Company and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as supplemented by the First Supplemental Indenture dated as of February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995 (the "Indenture"), to which
                                                      ---------
Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the holders of the Debentures and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Security which are not defined herein shall have the meanings assigned to them in the Indenture.

          3. The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the fifteenth day immediately preceding such Interest Payment Date, or at 5:00 p.m., New York City time, on such fifteenth day, if such fifteenth day is not a Business Day (the "Regular Record Date"). "Business Day" with respect to the Debentures means any
 -------------------
day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date by virtue of such Person having been such holder, and may either be paid to the Person in whose name this Security is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice of which having been given to each holder of Debentures of this series not less than 15 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          4. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

          5.  This Security is not subject to redemption prior to Stated
Maturity.

          6. If an Event of Default with respect to this Security shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

          7. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Debentures of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the holders of not less than 50% in aggregate principal amount of the Debentures of any series at the time outstanding, on behalf of the holders of all the Debentures of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Security shall be conclusive and binding upon such holder and upon all future holders of this Security and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          8. Holders of Debentures may not enforce their rights pursuant to the Indenture or the Debentures except as provided in the Indenture. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          9. The statements set forth in the legend, if any, set forth hereon are an integral part of the terms of this Security and by acceptance hereof each holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legend.

          10. The definitive Securities of this series of Debentures are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof.

          11. No service charge shall be made for any registration of transfer or exchange , but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          12. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security as the owner hereof for all purposes, whether or not this Security is registered shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          13. Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

                           *     *     *     *     *

                            CERTIFICATE OF TRANSFER

     To transfer or assign this Security, fill in the form below:

I or we transfer and assign this Security to


_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
     (Print or Type assignee's name, address and zip code)

_________________________________________________________________
         (Insert assignee's Soc. Sec. or tax I.D. No.)


and irrevocably appoint _____________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date:_____________    Your signature:_________________________

                                   EXHIBIT E
                                   ---------



                         [FORM OF TRANSFER CERTIFICATE
                   FOR EXCHANGE OR TRANSFER FROM U.S. GLOBAL
                         NOTE TO TEMPORARY GLOBAL NOTE]



[Trustee or Transfer Agent]
[address]

          Re:  CINCINNATI MILACRON INC.
               $[                             ]
               --------------------------------

     Reference is hereby made to the Indenture dated as of July 1, 1985 (the "Indenture") between CINCINNATI MILACRON INC. (the "Company") and BANKAMERICA
 ---------                                          -------
NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK) (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of
 -------
February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

     This letter relates to ________________ principal amount of Notes represented by a beneficial interest in the U.S. Global Note (CUSIP No. ___) held with the Depository by or on behalf of [transferor] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its
      ----------
beneficial interest for an interest in the Temporary Global Note (CUSIP (CINS) No. ___) to be held with [Euroclear] [Cedel] (ISIN Code ___) (Common Code ___) through the Depository.

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the

                    Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through Euroclear or Cedel or both (Common Code ___ (ISIN Code ___)).

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the dealers.

                         [Insert Name of Transferor]


                         By: ______________________
                             Name:
                             Title:


Dated: _________, 199_

                                   EXHIBIT F
                                   ---------

                   [FORM OF TRANSFER CERTIFICATE FOR TRANSFER
           OR EXCHANGE FROM U.S. GLOBAL NOTE OR DEFINITIVE DEBENTURE
                          TO REGULATION S GLOBAL NOTE]



[Trustee or Transfer Agent]
[address]

          Re:  CINCINNATI MILACRON INC.
               $[                               ]
               ----------------------------------

     Reference is hereby made to the Indenture dated as of July 1, 1985 (the "Indenture") between CINCINNATI MILACRON INC. (the "Company") and BANKAMERICA
 ---------                                          -------
NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK) (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of
 -------
February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

     This letter relates to ________________ principal amount of Notes [represented by a beneficial interest in the U.S. Global Note (CUSIP No. ___) held with the Depository by or on behalf of] [held in the form of a Definitive Debenture by] [transferor] as beneficial owner (the "Transferor"). The
                                                     ----------
Transferor has requested an exchange or transfer of its interest for an interest in the Regulation S Global Note (CUSIP No.[___]).

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (i) that, with respect to transfers made in reliance on Regulation S under the Securities Act:

          (i)(1) the offer of the Notes was not made to a person in the United States;

          (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144 under the Securities Act, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the dealers.


                                    [Insert Name of Transferor]



                                    By: ______________________
                                        Name:
                                        Title:

Dated: __________, 199_

                                   EXHIBIT G
                                   ---------

                 [FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                EXCHANGE FROM TEMPORARY GLOBAL NOTE, REGULATION
                     S GLOBAL NOTE OR DEFINITIVE DEBENTURE
                              TO U.S. GLOBAL NOTE]



[Trustee or Transfer Agent]
[address]

          Re:  CINCINNATI MILACRON INC.
               $[                             ]
               --------------------------------

     Reference is hereby made to the Indenture dated as of July 1, 1985 (the "Indenture") between CINCINNATI MILACRON INC. (the "Company") and BANKAMERICA
 ---------                                          -------
NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK) (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of
 -------
February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

     This letter relates to __________________ principal amount of Notes which are held in the form of the [Temporary Global Note/Regulation S Global
Note/Definitive Debenture] (CUSIP No.   ) with [[Euroclear/Cedel] (ISIN Code [
]) (Common Code [ ]) through the Depository by or on behalf of] [by] [transferor] as beneficial owner (the "Transferor"). The Transferor has
                                       ----------
requested an exchange or transfer of its interest in the Notes for an interest in the U.S. Global Note (CUSIP No. [ ]).

     In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act") to a transferee that the Transferor reasonably
              --------------
believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the dealers of the Notes.

                              [Insert Name of Transferor]



                              By: _____________________
                                  Name:
                                  Title:

Dated: ________________, 199_

                                   EXHIBIT H
                                   ---------

                      FORM OF CLEARING SYSTEM CERTIFICATE
                      -----------------------------------


          Re:  CINCINNATI MILACRON INC.
               $[                               ]
               ----------------------------------

     Reference is hereby made to the Indenture dated as of July 1, 1985 (the

"Indenture") between CINCINNATI MILACRON INC. (the "Company") and BANKAMERICA
 ---------                                          -------
NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of
 -------
February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect
                             --------------------
set forth in the Indenture relating to the above-captioned Notes as of the date hereof, ______________ principal amount of the Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States
                                                                 -------------
persons"), (ii) is owned by United States persons that (a) are foreign branches
- -------
of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(l)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section l.163-5(c)(2)(i)(D)(7), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Notes are of the category contemplated in Section 230.903(c) (3) of Regulation S under the Securities Act of 1933, as amended (the "Act") then this is also to certify with respect to the
                 ---
principal amount of Notes set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the Indenture.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:    ____________________, 199   /1/
                                       -


                              Yours faithfully,

                              [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              Brussels office, as operator of the Euroclear System]

                                           or

                              [CEDEL S.A.]
                              By _______________________________




- ----------
/1/  To be dated no earlier than the earliest of the Exchange Date or the
 -
     relevant Interest Payment Date or the redemption date (as the case may be).

                                   EXHIBIT I
                                   ---------


                  FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP
                  -------------------------------------------


          Re:  CINCINNATI MILACRON INC.
               $[                                ]
               -----------------------------------

     Reference is hereby made to the Indenture dated as of July 1, 1985 (the "Indenture") between CINCINNATI MILACRON INC. (the "Company") and BANKAMERICA
 ---------                                          -------
NATIONAL TRUST COMPANY (formerly BANKAMERICA TRUST COMPANY OF NEW YORK) (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of
 -------
February 26, 1987, the Second Supplemental Indenture dated as of March 16, 1994 and the Third Supplemental Indenture dated as of May 17, 1995. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (a)
  ---------------------
are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(l)(v)) ("financial institutions")
                                                       ----------------------
purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Notes are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this
                                                                ---
is also to certify that, except as set forth below, (i) in the case of debt securities, the Notes are beneficially owned by (a) non-U.S. person(s) or (b)

U.S. person(s) who purchased the Notes in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Notes are owned by (x) non-U.S. persons (and such person(s) are not acquiring the Notes for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Notes in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Notes are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the terms "U.S. person" has the meaning given to it by Regulation S under the Act.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Date: ______________, 19__/2/
                           -

By: _____________________________________________
    As, or as agent for, the beneficial owner(s) of the Notes to which this certificate relates.




- ----------
/2/  Not earlier than 15 days prior to the certification event to which the
 -
     certification relates.

                                   EXHIBIT J
                                   ---------

             Form of Letter to be Delivered by Accredited Investors
             ------------------------------------------------------

Cincinnati Milacron Inc.
4701 Marburg Avenue
Cincinnati, Ohio 45209

and

CS FIRST BOSTON CORPORATION
BT SECURITIES CORPORATION
J.P. MORGAN SECURITIES INC.
  As Initial Purchasers

c/o CS First Boston Corporation
    Park Avenue Plaza,
    New York, N.Y. 10055

Dear Sirs:

    We are delivering this letter in connection with an offering of $[
] (the "Securities") of Cincinnati Milacron Inc., a Delaware corporation (the "Company"), all as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

    We hereby confirm that:

    (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),
(2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

    (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act, that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

    (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $500,000 for our own account or for any separate account for which we are acting;

    (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

    (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

    (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

    We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement under the Securities Act, (ii) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (iii) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act and (iv) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us will be in the form of definitive physical certificates and that such certificates bear a legend reflecting the substance of this paragraph.

    We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

    THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Date:______________________             __________________________
                                        (Name of Purchaser)

                                        By:_______________________
                                           Name:
                                           Title:

                                        Address: